Filed Pursuant to Rule 497

 File No. 333-221611

CC REAL ESTATE INCOME FUND-C

Supplement No. 3 dated November 28, 2018 to the

Prospectus dated February 1, 2018

This Supplement No. 3 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of CC Real Estate Income Fund-C (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	Richard B. Saltzman and Robert C. Gatenio tendered their resignations from Colony Capital and its affiliates effective as of November 7, 2018 and November 27, 2018, respectively. In addition, Mr. Saltzman resigned as a member of the Advisor’s investment committee and Mr. Gatenio resigned as the Trust’s Chief Operating Officer and as a member of the Advisor’s investment committee. The decisions of Mr. Saltzman and Mr. Gatenio were not a result of any disagreement with Colony Capital or the Trust on any matter relating to their operations, policies or practices. Coinciding with the resignation of Mr. Gatenio, the Board appointed William Hughes III to serve as the Trust’s Chief Operating Officer effective as of November 27, 2018.

You should carefully consider the “Risk Factors” beginning on page 56 of the Prospectus before you decide to invest in the Trust’s common shares.

Prospectus Updates

This Supplement supplements and amends the following sections of the Prospectus by deleting each reference to Richard B. Saltzman and making such necessary grammatical changes as the context requires to remove such references:

•	“Summary of Terms—The Advisor” on page 2, paragraph 4
•	“The Advisor—The Advisor” on page 31, paragraph 4
•	“The Advisor—The Advisor’s Management Team” on page 32, paragraph 1
•	“Risk Factors—Risks Related to the Trust and the Master Fund—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” on page 93, paragraph 1
•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 123, paragraph 1
•	“Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 125
•	“Portfolio Management—Securities Ownership of Portfolio Managers” on page 125
•	“Conflicts of Interest—Affiliates’ Interests in Colony Capital and Its Affiliates—Allocation of Affiliates’ Time” on page 136, paragraph 1

This Supplement supplements and amends the following sections of the Prospectus by deleting each reference to Robert C. Gatenio and making such necessary grammatical changes as the context requires to remove such references:

•	“The Advisor—The Advisor” on page 31, paragraph 4
•	“Risk Factors—Risks Related to the Trust and the Master Fund—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” on page 93, paragraph 1
•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 123, paragraph 1
•	“Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 125
•	“Portfolio Management—Securities Ownership of Portfolio Managers” on page 125
•	“Conflicts of Interest—Affiliates’ Interests in Colony Capital and Its Affiliates—Allocation of Affiliates’ Time” on page 136, paragraph 1

This Supplement supplements and amends the table in the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Executive Officers” by replacing the table in its entirety with the following, on page 118:

Name	Age	Positions Held
Kevin P. Traenkle	48	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	52	Chief Financial Officer and Treasurer
William Hughes III	45	Chief Operating Officer
Sandra M. Forman	52	Chief Compliance Officer, General Counsel and Secretary

This Supplement supplements and amends the section entitled “Portfolio Management—The Advisor—Investment Committee of the Advisor” by deleting in its entirety the second paragraph on page 123.

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Information about Executive Officers Who are Not Trustees” by replacing the second paragraph on page 118 in its entirety with the following:

William Hughes III. William Hughes III has served as the Chief Operating Officer of the Trust, the Master Fund and the Feeder Funds since November 2018, on the Investment Committee of the Advisor since August 2018 and as a Director and Chief Operating Officer of the REIT Subsidiary since November 2018. Mr. Hughes is also Managing Director, Investment Management at Colony Capital. Mr. Hughes is responsible for liquid investment strategies. He is the Portfolio Manager of the Colony Capital Focus Fund and the firm’s Commercial Real Estate Securities portfolio. Prior to joining Colony Capital in 2017, Mr. Hughes managed the Focus Fund within Kayne Anderson. Prior to that, Mr. Hughes was a portfolio manager for the Condorcet Opportunity Fund, an event driven hedge fund controlled by Societe Generale. Mr. Hughes has been engaged in value and event driven investing as an analyst and portfolio manager since 1998, and he previously managed similar strategies at Allen & Company and Pequot Capital Management. He began his career as an investment banking analyst at Goldman, Sachs & Co. in the financial institutions group. Mr. Hughes is an honors graduate of the University of Chicago with a concentration in economics.

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